UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 13, 2007
Date of earliest event being reported: December 7, 2007

IPALCO ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Indiana	1-8644	35-1575582
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

One Monument Circle Indianapolis, Indiana		46204
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 317-261-8261

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant’s Certifying Accountant

  On December 7, 2007, the Boards of Directors of IPALCO Enterprises, Inc. and Indianapolis Power & Light Company (the “Companies”) decided that following the completion of the audit for the fiscal year ending December 31, 2007, the Companies will terminate the engagement of Deloitte & Touche LLP (“Deloitte”), as the Companies’ independent registered public accounting firm.

  Deloitte’s reports on the Companies’ consolidated financial statements as of and for the years ended December 31, 2006 and December 31, 2005 did not contain adverse opinions or disclaimers of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the 2006 reports included explanatory paragraphs relating to the Companies’ adoption of Financial Accounting Standards Board Statement No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans.”

  During the years ended December 31, 2006 and December 31, 2005, and through December 7, 2007, there were no: (1) disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures within the meaning of item 304(a)(1)(iv) of Regulation S-K, which, if not resolved to their satisfaction, would have caused Deloitte to make reference thereto in connection with its reports on the Companies’ consolidated financial statements for such years, or (2) reportable events (as defined in Regulation S-K Item 304 (a)(1)(v)).

  We have requested and Deloitte furnished us with a letter addressed to the Securities and Exchange Commission stating whether Deloitte agrees with the statements set forth above. A copy of Deloitte’s letter, dated December 13, 2007, is filed as Exhibit 16.1 to this Form 8-K.

  The Companies appointed Ernst & Young LLP as their independent registered public accounting firm for the consolidated financial statements for the fiscal year ending December 31, 2008. The Companies have not consulted with Ernst & Young during their two most recent fiscal years or during any subsequent interim period prior to their appointment as auditor regarding any matters described in Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-K.

Item 9.01    Financial Statements and Exhibits

Exhibit 16.1    Letter from Deloitte & Touche LLP, dated December 13, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

IPALCO ENTERPRISES, INC.
(Registrant)

Date:	December 13, 2007	/s/ Frank P. Marino
Frank P. Marino
Senior Vice President and Chief Financial Officer
(Duly Authorized Officer)